EMPLOYMENT AGREEMENT
                              --------------------

         EMPLOYMENT AGREEMENT, dated as of October 26, 2001, by and between DP Securities, Inc., a California corporation (the "Company"), and F. TIMOTHY HURLEY, an individual residing at 811 Minor Drive, Escondido, CA 92025 (the "Executive").


                              W I T N E S S E T H :
                              - - - - - - - - - -

         WHEREAS, the Company desires to secure the services of the Executive upon the terms and conditions hereinafter set forth; and

         WHEREAS, the Executive desires to render services to the Company upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, the parties mutually agree as follows:

         Section 1. Employment. The Company hereby employs Executive and the Executive hereby accepts such employment, as the Head of Trading for the Company's Capital Markets Unit (the "Unit"), subject to the terms and conditions set forth in this Agreement.

         Section 2. Duties; Exclusive Services; Best Efforts. The Executive shall perform all duties incident to the position of Head of Trading as well as any other duties as may from time to time be assigned by the President or Chief Executive Officer of the Company or his designee, and agrees to abide by all by-laws, policies, practices, procedures or rules of the Company. The Executive agrees to devote his best efforts, energies and skill to the discharge of the duties and responsibilities attributable to his position, and to this end, he will devote his full business time and attention exclusively to the business and affairs of the Company. The Executive also agrees that he shall not take personal advantage of any business opportunities which arise during his employment and which may benefit the Company. All material facts regarding such

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opportunities must be promptly reported by the Executive to the President or
Chief Executive Officer for consideration by the Company. Notwithstanding the foregoing, the Executive may donate his time and efforts to charitable causes so long as such endeavors do not effect his ability to perform his duties under this Agreement.

         Section 3.  Term of Employment; Vacation.

         (a) Unless extended in writing by both the Company and the Executive, the term of the Executive's employment shall be for a period of thirty six (36) months commencing on the date hereof, subject to earlier termination by the parties pursuant to Sections 5 and 6 hereof (the "Term").

         (b) The Executive shall be entitled to two (2) weeks vacation during each year of the Term.

         Section 4.  Compensation of Executive.

               4.1 Salary. The Company shall pay to Executive a base salary of $30,000 per month, subject to increases in accordance with the terms of the last sentence of this Section 4.1 (the "Base Salary"), less such deductions as shall be required to be withheld by applicable law and regulations. The Base Salary payable to Executive shall be paid at such regular weekly, biweekly or semi-monthly time or times as the Company makes payment of its regular payroll in the regular course of business. Commencing on the first anniversary of the date hereof, the Base Salary shall be increased to $34,166.66 per month, and commencing on the second anniversary of the date hereof, the Base Salary shall be increased to $37,500 per month.

               4.2 Performance Bonuses. The Executive shall be entitled to receive a performance bonus based upon the revenues recorded by the Company directly from the performance of the Unit during the first year following the date hereof. (The Executive understands and acknowledges that the Unit's performance may be negatively effected in the event that the Company's cash flow or other business interests require that the Company's resources be allocated to

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other Company endeavors.) As of October 1, 2002, Executive shall be issued stock options (the "Option Bonus") exercisable for shares of common stock of the Company's parent company, PPI Capital Group, Inc. ("PPI"), equal to (i) 250,000 shares, if the Unit generates more than $2.5 million in revenue but less than $5 million, (ii) 500,000 shares, if the Unit generates more than $5 million in revenue but less than $7.5 million, (iii) 750,000 shares, if the Unit generates more than $7.5 million in revenue but less than $10 million, or (iv) 1,000,000 shares, if the Unit generates more than $10 million in revenue. The options comprising the Option Bonus shall be issued under and subject to the Company's 2001 Stock Option Plan, have a term of ten (10) years (unless terminated earlier in accordance with the Company's Stock Option Plan), vest in full on the date of grant, and be exercisable at a price equal to the average closing bid price of PPI's shares of common stock for the twenty trading days immediately prior to October 1, 2002 as reported by the principal exchange on which such shares are traded.

               4.3 Expenses. During the Term, the Company shall promptly reimburse the Executive for all reasonable and necessary travel expenses and other disbursements incurred by the Executive on behalf of the Company, in performance of the Executive's duties hereunder, assuming Executive has received prior approval for such travel expenses and disbursements by the Company to the extent possible consistent with corporate practices with respect to the reimbursement of expenses incurred by the Company's senior executives. In addition, the Company shall pay to the Executive on automobile allowance of $1,500 per month and reimburse Executive for a residence in New York City of up to $1,500 per month.

               4.4 Benefits. The Executive shall be permitted during the Term to participate in any hospitalization or disability insurance plans, health programs, pension plans, bonus plans or similar benefits that may be available to other executives of the Company (including coverage under any officers and directors liability insurance policy), subject to such eligibility rules as are applied to senior managers generally.

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         5.    Disability of the Executive. If the Executive is incapacitated or disabled by accident, sickness or otherwise so as to render the Executive mentally or physically incapable of performing the services required to be performed under this Agreement for a period of 90 consecutive days or 120 days in any period of 360 consecutive days (a "Disability"), the Company may, at the time or during the period of such Disability, at its option, terminate the employment of the Executive under this Agreement immediately upon giving the Executive written notice to that effect.

         6.    Termination.

         (a) The Company may terminate the employment of the Executive and all of the Company's obligations under this Agreement at any time for Cause (as hereinafter defined) by giving the Executive notice of such termination, with reasonable specificity of the details thereof. "Cause" shall include, without limitation, the following: (i) failure or neglect, by the Executive to perform the duties of the Executive's position; (ii) failure of the Executive to obey orders given by the Company or his supervisors; (iii) misconduct by the Executive in connection with the performance of any of his duties, including, without limitation, misappropriation of funds or property of the Company, securing or attempting to secure personally any profit in connection with any transaction entered into on behalf of the Company, misrepresentation to the Company, or any violation of law or regulations on Company premises or to which the Company is subject; (iv) commission by the Executive of an act involving moral turpitude, dishonesty, theft or unethical business conduct, or conduct which impairs or injures the reputation of, or harms, the Company; (v) disloyalty by the Executive, including without limitation, aiding a competitor;
(vi) failure by the Executive to devote his full time and best efforts to the Company's business and affairs; (vii) failure by the Executive to work exclusively for the Company; (viii) failure to fully cooperate in any investigation by the Company; (ix) any material breach of this Agreement or Company rules; (x) any other act of misconduct by the Executive; (xi) the Executive's abuse of alcohol or other drugs or controlled substances; or (xii)

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the Executive's death or resignation hereunder. A termination pursuant to this
Section 6(a) shall take effect 5 days after the giving of written notice to the Executive unless the Executive shall, during such 5-day period, remedy to the reasonable satisfaction of the Board of Directors of the Company the misconduct, disregard, abuse or breach specified in such notice; provided, however, that such termination shall take effect immediately upon the giving of such notice if the Board of Directors of the Company shall, in its reasonable discretion, have determined that such misconduct, disregard, abuse or breach is not remediable (which determination shall be stated in such notice).

         (b) The Company may terminate the employment of the Executive and all of the Company's obligations under this Agreement (except as hereinafter provided) at any time during the Term without Cause by giving the Executive written notice of such termination, to be effective 5 days following the giving of such written notice.

         For convenience of reference, the date upon which any termination of the employment of the Executive pursuant to Sections 5 or 6 shall be effective shall be hereinafter referred to as the "Termination Date".

         7.    Effect of Termination of Employment.

         (a) Upon the termination of the Executive's employment for Cause, neither the Executive nor the Executive's beneficiaries or estate shall have any further rights to compensation under this Agreement or any claims against the Company arising out of this Agreement, except the right to receive (i) the unpaid portion of the Base Salary provided for in Section 4.1, earned through the Termination Date (the "Unpaid Salary Amount"), and (ii) reimbursement for any expenses for which the Executive shall not have theretofore been reimbursed, as provided in Section 4.3 (the "Expense Reimbursement Amount"). All options granted to the Executive shall terminate on the Termination Date.

         (b) Upon the termination of the Executive's employment as a result of a Disability, neither the Executive nor the Executive's beneficiaries or estate shall have any further rights to compensation under this Agreement or any claims

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against the Company arising out of this Agreement, except the right to receive
(i) the Unpaid Salary Amount, (ii) the Expense Reimbursement Amount and (iii) accrued and unpaid amounts owed to the Executive under Section 4.2 hereof through the Termination Date, including a pro-rata entitlement to such amounts equal to the award to which the Executive would have been entitled at the end of the applicable fiscal period pro-rated for the period of the Executive's employment during such fiscal period (collectively, the "Additional Payments").

         (c) Upon the termination of the Executive's employment without Cause and not as a result of a Disability, neither the Executive nor the Executive's beneficiaries or estate shall have any further rights to compensation under this Agreement or any claims against the Company arising out of this Agreement, except the Executive shall have the right to (i) receive the Unpaid Salary Amount, (ii) receive the Expense Reimbursement Amount, (iii) use office space during normal business hours for 6 months following the date of termination, and
(iv) to clear trades through the Company's clearing firm, the cost and expense of which shall be borne solely by Executive.

         8. Confidential Information; Inventions. (a) Executive recognizes that he has had and will continue to have access to secret and confidential information regarding the Company, including but not limited to its customer list, products, know-how, and business plans. Executive acknowledges that such information is of great value to the Company, is the sole property of the Company, and has been and will be acquired by him in confidence. In consideration of the obligations undertaken by the Company herein, Executive will not, at any time, during or after his employment hereunder, reveal, divulge or make known to any person, any information acquired by Executive during the course of his employment, which is treated as confidential by the Company, including but not limited to its customer list, not otherwise in the public

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domain, other than in the ordinary course of business during his employment hereunder. The provisions of this Section 8 shall survive Executive's employment hereunder.

         (b) The Company has hired the Executive to work full time so that anything the Executive produces during the Term and in connection with his performance under this Agreement is the property of the Company. Any writing, invention, design, system, process, development or discovery conceived, developed, created or made by the Executive, alone or with others, during the period of his employment hereunder and applicable to the business of the Company or trading in general, whether or not patentable, registrable, or copyrightable shall become the sole and exclusive property of the Company.

         (c) The Executive shall disclose the same promptly and completely to the Company and shall, during the period of his employment hereunder and at any time and from time to time hereafter, (i) execute all documents requested by the Company for vesting in the Company the entire right, title and interest in and to the same, (ii) execute all documents requested by the Company for filing such applications for and procuring patents, trademarks, service marks or copyrights as the Company, in its sole discretion, may desire to prosecute, and (iii) give the Company all assistance it may reasonably require, including the giving of testimony in any suit, action, investigation or other proceeding, in order to obtain, maintain and protect the Company's right therein and thereto.

         9.    Miscellaneous.

               9.1 Representations and Warranties of the Executive. The Executive hereby represents and warrants to the Company as follows: (i) the Executive has the legal capacity and unrestricted right to execute and deliver this Agreement and to perform all of his obligations hereunder; (ii) the execution and delivery of this Agreement by the Executive and the performance of his obligations hereunder will not violate or be in conflict with any fiduciary or other duty, instrument, agreement, document, arrangement or other

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understanding to which the Executive is a party or by which he is or may be bound or subject; and (iii) the Executive is not a party to any instrument, agreement, document, arrangement or other understanding with any person (other than the Company) requiring or restricting the use or disclosure of any confidential information or the provision of any employment, consulting or other services. The Executive agrees to indemnify the Company for any costs, liabilities or expenses incurred by the Company as a result of a breach by the Executive of this Section 9.1.

               9.2 Injunctive Relief. Executive acknowledges that the services to be rendered under the provisions of this Agreement are of a special, unique and extraordinary character and that it would be difficult or impossible to replace such services. Accordingly, Executive agrees that any breach or threatened breach by him of Section 8 of this Agreement shall entitle the Company, in addition to all other legal remedies available to it, to apply to any court of competent jurisdiction to seek to enjoin such breach or threatened breach. The parties understand and intend that each restriction agreed to by Executive hereinabove shall be construed as separable and divisible from every other restriction, that the unenforceability of any restriction shall not limit the enforceability, in whole or in part, of any other restriction, and that one or more or all of such restrictions may be enforced in whole or in part as the circumstances warrant. In the event that any restriction in this Agreement is more restrictive than permitted by law in the jurisdiction in which Company seeks enforcement thereof, such restriction shall be limited to the extent permitted by law.

               9.3 Assignments. Neither Executive nor the Company may assign or delegate any of their rights or duties under this Agreement without the express written consent of the other.

               9.4 Entire Agreement. This Agreement constitutes and embodies the full and complete understanding and agreement of the parties with respect to Executive's employment by Company, supersedes all prior understandings and agreements, whether oral or written, between the Executive and Company, and

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shall not be amended, modified or changed except by an instrument in writing executed by the party to be charged. The invalidity or partial invalidity of one or more provisions of this Agreement shall not invalidate any other provision of this Agreement. No waiver by either party of any provision or condition to be performed shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or any prior or subsequent time.

               9.5 Binding Effect. This Agreement shall inure to the benefit of, be binding upon and enforceable against, the parties hereto and their respective successors, heirs, beneficiaries and permitted assigns.

               9.6 Headings. The headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

               9.7 Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when personally delivered, sent by registered or certified mail, return receipt requested, postage prepaid, or by private overnight mail service (e.g. Federal Express) to the party at the address set forth above or to such other address as either party may hereafter give notice of in accordance with the provisions hereof. Notices shall be deemed given on the sooner of the date actually received or the third business day after sending.

               9.8 Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of California without giving effect to such State's conflicts of laws provisions. Each of the parties hereto hereby irrevocably consents and submits to the exclusive jurisdiction of the Supreme Court of the State of California, in Los Angeles County, and of the United States District Court for the District of Los Angeles in connection with any suit, action or other proceeding concerning the interpretation of this Agreement or enforcement of Sections 8 or 9 of this Agreement. The Executive

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waives and agrees not to assert any defense that the court lacks jurisdiction, venue is improper, inconvenient forum or otherwise. The Executive waives the right to a jury trial and agrees to accept service of process by certified mail at the Executive's last known address.

               9.9 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one of the same instrument.

               9.10 Separability. If any of the restrictions contained in this Agreement shall be deemed to be unenforceable by reason of the extent, duration or geographical scope thereof, or otherwise, then the court making such determination shall have the right to reduce such extent, duration, geographical scope, or other provisions hereof, and in its reduced form this Agreement shall then be enforceable in the manner contemplated hereby.

               9.11 Post Employment Obligations. (a) All records, files, lists, including computer generated lists, drawings, documents, equipment and similar items relating to the Company's business which the Executive shall prepare or receive from the Company shall remain the Company's sole and exclusive property. Upon termination of this Agreement, the Executive shall promptly return to the Company all property of the Company in his possession. The Executive further represents that he will not copy or cause to be copied, print out or cause to be printed out any software, documents or other materials originating with or belonging to the Company. The Executive additionally represents that, upon termination of his employment with the Company, he will not retain in his possession any such software, documents or other materials.

         (b) The Executive agrees that both during and after his employment he shall, at the request of the Company, render all assistance and perform all lawful acts that the Company considers necessary or advisable in connection with any litigation involving the Company or any director, officer, employee, shareholder, agent, representative, consultant, client or vendor of the Company.

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

                                       DP SECURITIES, INC.



                                       By: /s/ ROBERT F. KYLE
                                           -------------------------------------
                                           Name: Robert F. Kyle
                                           Title: President



                                       /s/ F. TIMOTHY HURLEY
                                       -----------------------------------------
                                       F. Timothy Hurley


Agreed to and Accepted with
respect to Section 4.2 only

PPI CAPITAL GROUP, INC.



By: /s/ BRIAN M. OVERSTREET
    -----------------------------------------
    Name: Brian M. Overstreet
    Title: President and Chief Executive Officer


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